                                                                   EXHIBIT 10.17



                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of June 5, 2000, among PMC COMMERCIAL TRUST, a real estate investment trust organized under the laws of the State of Texas ("Borrower"), certain Lenders, and BANK ONE, TEXAS, N.A., a national banking association ("Administrative Agent").

                             PRELIMINARY STATEMENT:

         Borrower, Administrative Agent and Lenders are party to that certain Credit Agreement (as renewed, extended, amended and restated, the "Credit Agreement") dated as of November 29, 1999, pursuant to which the Lenders have made and may hereafter make loans to Borrower. Borrower, Administrative Agent and Lenders have agreed to amend the Credit Agreement in order to allow Borrower to establish and implement a stock buyback plan.

         Accordingly, for adequate and sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and Lenders agree as follows:

1. Defined Terms; References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to "Sections," "Schedules" and "Exhibits" are to sections, schedules and exhibits to the Credit Agreement.

2. Amendments.

         (a) A new defined term is added to Section 1.1 of the Credit Agreement as follows, to be inserted in alphabetical order:

                           "Stock Buyback Program" means Borrower's stock buyback program, whereby Borrower may spend up to $5,000,000 in order to purchase its Common Shares (as defined in Borrower's Declaration of Trust on file with the Dallas County Clerk's Office, State of Texas, as certified to Administrative Agent and Lenders by Borrower's Assistant Secretary on November 29, 2000) from the public during the two-year period beginning on June 6, 2000 and ending on June 6, 2002.

         (b) Section 7.1(a) of the Credit Agreement is amended in its entirety as follows:

                           (a) Subject to the other provisions in the Credit Documents, including, without limitation, clause (b) below, the proceeds of all Borrowings will be used to either (i) finance Borrower's Mortgage Loan origination, (ii) finance Borrower's purchase of Qualifying Real Estate, or (iii) finance the purchase of shares contemplated by the Stock Buyback Program. The initial advances under this agreement will also be used to retire certain bridge loan indebtedness owing under the Existing Agreement.


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         (c) Section 9.9(b) of the Credit Agreement is amended in its entirety as follows:

                           (b) if no Event of Default or Potential Default exists or would exist after giving effect to the Distribution, and so long as any such Distributions are made in the ordinary course of business consistent with sound business practices, the following Distributions by Borrower: (i) Distributions declared or paid during any fiscal year which do not exceed the sum of (A) 100% of Funds from Operations for that fiscal year, plus (B) if paid by May 30 during that year, the portion of the then-preceding fiscal year's Distributions that would have been permitted under clause (A) above that did not represent any carryover from earlier years and was not declared and paid during that preceding fiscal year, (ii) up to an aggregate of $5,000,000 in treasury stock purchases made or declared during the term of this agreement and made in connection with the Stock Buyback Program or otherwise, and (iii) up to an aggregate of $2,000,000 of other Distributions made or declared during the term of this agreement.

         (d) Table 1 of the Schedule attached to the form of Compliance Certificate attached as Exhibit K to the Credit Agreement is amended in its entirety as set forth on Annex A attached hereto.

3. Conditions Precedent. Notwithstanding any contrary provisions, the foregoing paragraphs in this Amendment are not effective unless and until (a) the representations and warranties in this Amendment are true and correct and (b) Lender receives counterparts of this Amendment executed by each party named below.

4. Ratifications. This Amendment modifies and supersedes all inconsistent terms and provisions of the Credit Documents, and except as expressly modified and superseded by this Amendment, the Credit Documents are ratified and confirmed and continue in full force and effect. Borrower, Administrative Agent and Lenders agree that the Credit Documents, as amended by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, Borrower hereby ratifies and confirms that all Liens heretofore granted to Administrative Agent on behalf of the Lenders were intended to, do, and continue to secure the full payment and performance of the Obligation. Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as Administrative Agent or Lenders may reasonably request in order to perfect and protect those Liens and preserve and protect the rights of Administrative Agent and Lenders in respect of all present and future Collateral.

5. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (a) this Amendment and any Credit Documents to be delivered under this Amendment have been duly executed and delivered by Borrower, (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this


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Amendment and any Credit Document to be delivered under this Amendment, (c) this
Amendment and any Credit Documents to be delivered under this Amendment are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by any applicable Debtor Relief Laws, (d) the execution, delivery and performance by Borrower of this Amendment and any Credit Documents to be delivered under this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirements, agreements or understandings to which Borrower is a party or by which Borrower is bound, (e) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Credit Document are true and correct in all material respects as of the date of this Amendment, and (f) as of the date of this Amendment, no Event of Default or Potential Default exists or is imminent.

6. References. All references in the Credit Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this Amendment. This Amendment is a "Credit Document" referred to in the Credit Agreement and the provisions relating to Credit Documents in the Credit Agreement are incorporated by reference, the same as if set forth verbatim in this Amendment.

7. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.

8. Parties Bound. This Amendment binds and inures to the benefit of Borrower, Administrative Agent and each Lender, and, subject to Section 14 of the Credit Agreement, their respective successors and assigns.

9. Entirety. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGE FOLLOWS.]



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         EXECUTED as of the date first stated above.

                             BANK ONE, TEXAS, N.A.,
                             as Administrative Agent and a Lender


                             By:
                                  ----------------------------------------------
                                       Alan L. Miller, First Vice President


                             PMC COMMERCIAL TRUST,
                             as Borrower


                             By:
                                  ----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                     -------------------------------------------


                             MIDFIRST BANK,
                             as a Lender


                             By:
                                  ----------------------------------------------
                                       Roger di Salvatore, Jr., Vice President


                             TEXAS CAPITAL BANK, N.A.,
                             as a Lender


                             By:
                                  ----------------------------------------------
                                       Kevin Stoler, Assistant Vice President


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                                     Annex A
                                       to
                       First Amendment to Credit Agreement
                       -----------------------------------
                             (PMC Commercial Trust)


                                     TABLE 1


                           COVENANT                                 AT END OF SUBJECT PERIOD
                           --------                                 ------------------------

SECTION 9.9 DISTRIBUTIONS

(a)      Funds from Operations during the fiscal year which       $
includes the Subject Period

(b)      Distributions during that period permitted by            $
Section 9.9(b)(i)(B)

(c)      Distributions during that period permitted by            $
Section 9(b)(iii), and not already made in prior periods

(d)      Sum of lines (a)-(c)                                                 $

(e)      Distributions (other than treasury stock                             $
repurchases) actually made during the fiscal year which
includes the Subject Period - May not exceed Line (d)

(f)      Treasury stock repurchases made during the term of                   $
the Credit Agreement - may not exceed $5,000,000


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